SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549




                            FORM 8-K



                         CURRENT REPORT



            Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)
                        October 17, 1996




                         HMN FINANCIAL, INC.
(Exact name of Registrant as specified in its Charter)



  DELAWARE                    0-24100                41-1777397
(State or other         (Commission File No.)      (IRS Employer
 jurisdiction of                                   Identification
 incorporation)                                        Number)


101 NORTH BROADWAY, SPRING VALLEY, MINNESOTA              55975
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (507) 346-7345


                               N/A
_________________________________________________________________
  (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On October 17, 1996 the Registrant issued the attached press release announcing its third quarter earnings.

Item 7.  Financial Statements and Exhibits

     (a)  Exhibits

          99.  Press release, dated October 17, 1996.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HMN FINANCIAL, INC.






Date: October 17, 1996             By:   /s/ Roger. P. Weise
                                   Roger P. Weise, Chairman
                                   and Chief Executive Officer

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